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                                                                 Exhibit (a)(16)


                             EXCELSIOR FUNDS, INC.

                            ARTICLES SUPPLEMENTARY

     Excelsior Funds, Inc., a Maryland corporation having its principal office in the City of Baltimore, Maryland (hereinafter called the "Company"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: Pursuant to Section 2-208 of the Maryland General Corporation Law, the Board of Directors of the Company (the "Board") has classified Five Hundred Million (500,000,000) shares of the Company's authorized but unissued and unclassified shares of capital stock, of the par value of One Mill ($.001) per share, as Class X Common Stock, of the par value of One Mill ($.001) per share, pursuant to the following resolutions adopted at a regular meeting of the Board held on February 18, 2000:

          RESOLVED, that pursuant to the authority expressly given to the Board in Article VI of the Company's Charter, the Board hereby classifies Five Hundred Million (500,000,000) of the Company's authorized but unissued and unclassified shares as Class X Common Stock (with an aggregate par value of Five Hundred Thousand Dollars ($500,000)); and

          FURTHER RESOLVED, that each share of Class X Common Stock shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Company's Charter.

     SECOND: The shares of capital stock of the Company classified pursuant to the resolutions set forth herein have been classified by the Board under the authority contained in the Charter of the Company.

     THIRD: These Articles Supplementary do not increase the total number of shares that the Company is authorized to issue or the aggregate par value thereof. The total number of shares of capital stock which the Company is presently authorized to issue remains Thirty-Five Billion (35,000,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Thirty-Five Million Dollars ($35,000,000), classified or remaining unclassified as follows:

          Class A Common Stock: Two Billion (2,000,000,000) shares of capital
          --------------------
     stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

          Class A Common Stock -- Special Series 1: One Billion (1,000,000,000)
          ----------------------------------------
     shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);
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     Class B Common Stock: Two Billion (2,000,000,000) shares of capital stock
     --------------------
of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

     Class B Common Stock -- Special Series 1: One Billion (1,000,000,000)
     ----------------------------------------
shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

     Class C Common Stock: Seven Hundred Fifty Million (750,000,000) shares of
     --------------------
capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Seven Hundred Fifty Thousand Dollars ($750,000);

     Class C Common Stock -- Special Series 1: One Billion (1,000,000,000)
     ----------------------------------------
shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of One Million Dollars ($1,000,000);

     Class C Common Stock -- Special Series 2: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class D Common Stock: Three Hundred Seventy Five Million (375,000,000)
     --------------------
shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

     Class D Common Stock -- Special Series 1: Three Hundred Seventy Five
     ----------------------------------------
Million (375,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

     Class F Common Stock: Three Hundred Seventy Five Million (375,000,000)
     --------------------
shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Three Hundred Seventy Five Thousand Dollars ($375,000);

     Class F Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class G Common Stock: Two Billion (2,000,000,000) shares of capital stock
     --------------------
of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Two Million Dollars ($2,000,000);

     Class G Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share

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and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class H Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class H Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class I Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class I Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class J Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class J Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class K Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class K Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class L Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class L Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class M Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

                                      -3-
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     Class M Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class N Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class N Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class N Common Stock -- Special Series 2: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class O Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class O Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class P Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class P Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class Q Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class Q Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class R Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class R Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share

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and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class S Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class S Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class T Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class T Common Stock -- Special Series 1: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class T Common Stock -- Special Series 2: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class U Common Stock : Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class U Common Stock -- Special Series 2: Five Hundred Million
     ----------------------------------------
(500,000,000) shares of capital stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class V Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000);

     Class W Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000); and

     Class X Common Stock:  Five Hundred Million (500,000,000) shares of capital
     --------------------
stock of the Company of the par value of One Mill ($0.001) per share and of the aggregate par value of Five Hundred Thousand Dollars ($500,000).

     The total number of authorized and unclassified shares of capital stock of the Company remaining after the actions described above is Six Billion One Hundred Twenty-Five Million (6,125,000,000) shares of capital stock of the par value of One Mill ($0.001) per share and of the aggregate par value of Six Million One Hundred Twenty-Five Thousand Dollars ($6,125,000).

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                                  CERTIFICATE


     THE UNDERSIGNED, President of EXCELSIOR FUNDS, INC., who executed on behalf of said Corporation the attached Articles Supplementary of said Corporation, of which this Certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the attached Articles Supplementary to be the corporate act of said Corporation, and certifies that to the best of his knowledge, information and belief the matters and facts set forth in the attached Articles Supplementary with respect to authorization and approval are true in all material respects under the penalties for perjury.


                                        /s/ Frederick S. Wonham
                                        ------------------------
                                        Frederick S. Wonham, President

Dated as of: March 7, 2000
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     IN WITNESS WHEREOF, Excelsior Funds, Inc. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary as of March 7, 2000.

                                        EXCELSIOR FUNDS, INC.


                                        By: /s/ Frederick S. Wonham
                                            -----------------------
                                            Frederick S. Wonham, President

WITNESS:


/s/ Michael P. Malloy
---------------------
Michael P. Malloy
Assistant Secretary

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